EXHIBIT 10.18




                           DEFERRED COMPENSATION PLAN
                            FOR OUTSIDE DIRECTORS OF
                              BOWATER INCORPORATED
                             As Amended and Restated
                            Effective January 1, 1996

                                                 TABLE OF CONTENTS

                                                                                                     Page
ARTICLE I - DEFINITIONS
        Section 1.01. "Account"........................................................................ 1
        Section 1.02. "Administrator".................................................................. 1
        Section 1.03. "Beneficiary" or "Beneficiaries"................................................. 1
        Section 1.04. "Board of  Directors"............................................................ 1
        Section 1.05. "Cash Account"................................................................... 1
        Section 1.06. "Company"........................................................................ 1
        Section 1.07. "Compensation"................................................................... 2
        Section 1.08. "Effective Date"................................................................. 2
        Section 1.09. "Officer Committee".............................................................. 2
        Section 1.10. "Outside Director"............................................................... 2
        Section 1.11. "Participant".................................................................... 2
        Section 1.12. "Plan"........................................................................... 2
        Section 1.13. "Plan Year"...................................................................... 2
        Section 1.14. "Stock".......................................................................... 2
        Section 1.15. "Stock Account".................................................................. 2

ARTICLE II - PARTICIPATION ............................................................................ 3

        Section 2.01. Participation is Voluntary....................................................... 3
        Section 2.02. Application to Participate....................................................... 3
        Section 2.03. Designation of Beneficiary....................................................... 4
        Section 2.04. Allocation of Deferrals.......................................................... 4

ARTICLE III - ACCRUAL OF BENEFITS ..................................................................... 6

        Section 3.01. Deferred Compensation............................................................ 6
        Section 3.02. Earnings and Adjustments......................................................... 7
        Section 3.03. Vesting.......................................................................... 8

ARTICLE IV - DISTRIBUTION OF BENEFITS ................................................................. 9

        Section 4.01. Time of Distribution............................................................. 9
        Section 4.02. Payment Upon Death .............................................................. 9
        Section 4.03. Methods of Payment .............................................................. 10

ARTICLE V - THE ADMINISTRATOR ......................................................................... 11

        Section 5.01. Appointment ..................................................................... 11
        Section 5.02. Rights and Duties ............................................................... 11
        Section 5.03. Annual Reports .................................................................. 12





        Section 5.04. Information ..................................................................... 12
        Section 5.05. Compensation, Indemnity and Liability............................................ 12


ARTICLE VI - AMENDMENT AND DISCONTINUANCE ............................................................. 13

         Section 6.01. Amendments...................................................................... 13
         Section 6.02. Discontinuance of Plan.......................................................... 13

ARTICLE VII - MISCELLANEOUS ........................................................................... 14

        Section 7.01. No Interest in Assets ........................................................... 14
        Section 7.02. Restriction Against Assignment .................................................. 14
        Section 7.03. Receipt or Release  ............................................................. 15
        Section 7.04. Payment on Behalf of Minors or Incompetents  .................................... 15
        Section 7.05. Forfeiture ...................................................................... 15
        Section 7.06. Withholding ..................................................................... 16
        Section 7.07. Delaware Law Governs ............................................................ 16
        Section 7.08. Headings Not Part of Agreement................................................... 16
        Section 7.09. Successors and Assigns  ......................................................... 16




                           DEFERRED COMPENSATION PLAN
                            FOR OUTSIDE DIRECTORS OF
                              BOWATER INCORPORATED
                             As Amended and Restated
                            Effective January 1, 1996

                                    PREAMBLE

         The Deferred Compensation Plan for Outside Directors of Bowater Incorporated is hereby amended and restated, effective January 1, 1996, for the benefit of Directors of Bowater Incorporated who are not employees of the Company. The Company has amended and restated this Plan to provide outside Directors with (i) a vehicle through which they may accumulate funds for retirement, and (ii) an opportunity to acquire Company stock and, with it, a direct and personal stake in the performance of the Company.

                           DEFERRED COMPENSATION PLAN
                            FOR OUTSIDE DIRECTORS OF
                              BOWATER INCORPORATED
                             As Amended and Restated
                            Effective January 1, 1996


                                   ARTICLE I.

                                   DEFINITIONS

         This Plan shall be known as the "Deferred Compensation Plan for Outside Directors of Bowater Incorporated As Amended and Restated Effective January 1, 1996," as now adopted or hereafter further amended.
         Whenever the following terms are used herein, with the first letter capitalized, they shall, unless the context clearly indicates otherwise, have the meanings specified below. Whenever applicable, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

         Section 1.01. "Account" shall mean the account maintained by the Administrator for each Participant, which shall consist of the Participant's Cash Account and the Participant's Stock Account.

         Section 1.02. "Administrator" shall mean the individual (who shall not be a Participant) appointed by the Officer Committee to administer the Plan.

         Section 1.03. "Beneficiary" or "Beneficiaries" shall mean the person or persons (including, without limitation, any trustee) last designated by a Participant to receive the benefits specified hereunder in the event of the Participant's death, or if there is no designated Beneficiary or surviving Beneficiary, the Participant's estate.

         Section 1.04. "Board of Directors" shall mean the Board of Directors of the Company.

         Section 1.05. "Cash Account" shall mean the record of (i) deferrals made hereunder and designated by the Participant for allocation to the Cash Account; and (ii) earnings on the amounts described in clause (i) credited pursuant to Section 3.02(a).

         Section 1.06.  "Company" shall mean Bowater Incorporated.

         Section 1.07. "Compensation" shall mean, for any Plan Year, all retainer, meeting and committee fees payable to an Outside Director for service on the Board of Directors, before any reduction pursuant to this Plan.

         Section 1.08. "Effective Date" shall mean January 1, 1996.

         Section 1.09.  "Officer Committee" shall mean the following officers of
the  Company:   Chief  Executive  Officer,  Chief  Financial  Officer  and  Vice
President, Human Resources.

         Section 1.10. "Outside Director" shall mean a member of the Board of Directors who is not an employee of the Company or its subsidiaries or affiliates.

         Section 1.11. "Participant" shall mean any Outside Director who actually participates in this Plan in any Plan Year and who is entitled to a benefit hereunder.

         Section 1.12. "Plan" shall mean the Deferred Compensation Plan for Outside Directors of Bowater Incorporated, As Amended and Restated Effective January 1, 1996, as set forth herein and as the same shall from time to time be further amended.

         Section 1.13. "Plan Year" shall mean each year beginning on the first day of January and ending on the 31st day of December.

         Section 1.14. "Stock" shall mean Common Stock of the Company, $1.00 par value per share.

         Section 1.15. "Stock Account" shall mean the record of (i) deferrals made hereunder and designated by the Participant for allocation to the Stock Account; and (ii) credits and adjustments made pursuant to Section 3.02(b) and
(c).

                                   ARTICLE II.

                                  PARTICIPATION
Section 2.01. Participation is Voluntary

         Participation in the Plan is voluntary.

Section 2.02. Application to Participate
         An Outside Director who wishes to participate in the Plan for any Plan Year must deliver a written application to the Administrator no later than: (i) except as provided in clause (ii), the last day of the month immediately preceding such Plan Year or (ii) in the Plan Year commencing with the Effective Date, the Outside Director's first Board of Directors or committee meeting of such Plan Year. The Administrator shall notify each Outside Director of his prospective eligibility to participate in the Plan at least thirty (30) days prior to the time he must deliver his application for participation. Notwithstanding the foregoing, the Administrator may accept such an application delivered after the day specified in the first sentence of this Section 2.02 if it is an application of an Outside Director who was not an Outside Director as of such day, in which case the application must be delivered within thirty (30) days of the date the individual becomes an Outside Director. The application for participation shall constitute the Outside Director's acceptance of the benefits and terms of the Plan, shall be implemented with respect to compensation allocable to the period to which the election relates, and shall state the portion of his Compensation that he elects to defer and the time at and manner in which the Outside Director desires a distribution of his benefits under the Plan, as hereinafter specified. An election to defer Compensation shall remain in effect (and be irrevocable) with respect to the Plan Year in which it first becomes effective; provided that any election permitted hereunder to be made after the start of a Plan Year will only be effective for Compensation payable after such election is made. The election shall apply also to each subsequent Plan Year unless the election expressly provides otherwise or it is revoked or changed. An election to defer Compensation may be revoked or changed for future Plan Years if such revocation or change is made prior to the beginning of the Plan Year to which it relates.

Section 2.03. Designation of Beneficiary
         Each Participant shall designate, on forms provided by the Administrator, signed by the Participant and delivered to the Administrator, the Beneficiary or Beneficiaries to receive the amounts distributable in the event of such Participant's death. A Participant may from time to time change the designated Beneficiary or Beneficiaries, without the consent of such Beneficiary or Beneficiaries, by delivering to the Administrator a new written designation of Beneficiary signed by the Participant, provided that the spouse of a Participant shall be required to consent in writing to any designation of a primary Beneficiary or Beneficiaries other than such spouse. The Company and the Administrator may rely upon the Beneficiary designation last delivered in accordance with the terms of the Plan.

Section 2.04. Allocation of Deferrals
         (a) An election to defer Compensation shall specify whether deferrals are to be allocated to the Cash Account or the Stock Account (or both Accounts in increments of ten percent). The allocation election shall apply to the Plan Year for which the deferral election is filed, and also shall apply to each subsequent Plan Year unless the election expressly provides otherwise or it is changed. An allocation election may be changed for future Plan Years if such change is made prior to the beginning of the Plan Year to which the change relates.
         (b) A Participant's Account attributable to deferrals made before the Effective Date shall be allocated to the Stock Account, with such Account being credited with the same number of shares of Stock as are credited to the Participant hereunder immediately before the Effective Date. On or before January 17, 1996, each Participant may elect to allocate to the Cash Account a specified dollar amount or percentage of the amount so allocated to his Stock Account, on such forms and consistent with such procedures as are established by the Administrator. The amount allocated to the Cash Account shall be determined by multiplying the number of shares of stock being allocated by the "Stock Price" (as defined below) as of the date that the Participant elects to have such allocation made. Amounts so allocated to the Cash Account shall be credited with interest in the manner described in Section 3.02.

                                  ARTICLE III.
                               ACCRUAL OF BENEFITS

Section 3.01. Deferred Compensation
         Each Outside Director who elects to be a Participant in the Plan for any Plan Year must irrevocably elect to defer the receipt of all or a specified percentage of his Compensation for at least one (1) Plan Year in accordance with the terms of Section 2.02. The amount deferred shall be credited to the Participant's Account in the following manner: (i) amounts allocated to the Participant's Cash Account pursuant to Section 2.04 shall be credited on the date on which such Compensation would have been payable to the Participant (but for his election to defer), and (ii) amounts allocated to the Participant's Stock Account pursuant to Section 2.04 shall be converted to a number of shares of Stock by dividing the amount of the Compensation to be deferred by that amount which is 95% of the "Stock Price" on such date, and the resulting number of shares shall be credited to such Participant's Stock Account as of the date on which such Compensation would have been payable to the Participant (but for such election). The "Stock Price" shall be the closing market price of one (1) share of the Stock on the Composite Tape of the New York Stock Exchange for that date. If the Composite Tape is not operating on such date, or Stock is not traded there on such date, the value shall be computed using the closing price on the next preceding business day on which such Stock was traded thereon.
         The Quotient shall be expressed in whole or fractional shares of Stock to the nearest one/one hundredth (1/100th) of a share. The credits to a Participant's account shall be paid in accordance with Article IV.

Section 3.02. Earnings and Adjustments
         (a) As of the last day of each month, the Cash Account of each Participant shall be credited with interest, on the average balance of such Account during such month, at a rate equal to the rate at which earnings have accrued for such month in the Fixed Income Fund maintained for the Bowater Incorporated Salaried Employees' Savings Plan.
         (b) Whenever dividends are paid with respect to shares of Stock, each Participant's Stock Account shall be credited with an additional number of shares of Stock (including fractions to the nearest one/one hundredth (1/100th)) equal in value to the amount of the dividend paid on a single share of Stock multiplied by the number of shares of Stock (including fractions) credited to a Participant's Account as of the date of record for dividend purposes. For purposes of crediting dividends, the value of Stock shall be the Stock Price as of the day dividends are actually paid on Stock.
         (c) The number of shares of Stock in each Participant's Stock Account shall be appropriately adjusted and modified upon the occurrence of any stock split, reverse stock split, stock dividend or stock consolidation. In the event of a merger, consolidation or an acquisition of more than 50% of the issued and outstanding shares of Stock, the Officer Committee shall have the authority to amend the Plan to provide for conversion of Stock credited to Participants' Stock Accounts into stock of the resulting or acquiring company (or a related company), as appropriate, if such stock is publicly traded or, if not, into cash of equal value on the date of merger, consolidation or acquisition. If cash is credited pursuant to the foregoing, it shall be allocated to Participants' Cash Accounts. If publicly traded stock of the resulting or acquiring company (or a related company) is credited to Participants' Stock Accounts, dividends shall be credited thereto in the same manner as dividends are credited on Stock credited to Stock Accounts.

Section 3.03. Vesting
         The interest of each Participant in any benefit accrued hereunder shall be fully vested and nonforfeitable at all times. Notwithstanding the foregoing, the Company is not obligated to acquire, issue or hold any Stock, cash or other asset by reason of the crediting to Participants' Accounts of shares of Stock or cash required by this Plan, and no Participant shall have any right to compel the Company to acquire, issue or hold Stock, cash or other asset in any amount by reason of the provisions of this Plan.

                                   ARTICLE IV.
                            DISTRIBUTION OF BENEFITS

Section 4.01. Time of Distribution
         A Participant may elect to have the balance of his Account distributed to him (i) as soon as reasonably possible after the Participant ceases to be an Outside Director, or (ii) on a stated date occurring a stated number of years after the Participant ceases to be an Outside Director (subject to such limitations as the Administrator may reasonably impose). Such an election shall be made on the application filed pursuant to Section 2.02. A Participant may change any election made pursuant to this Section 4.01 from time to time; provided that, an election will only be effective if it is made prior to the January 1 that is at least one (1) year before the date on which the Participant ceases to be an Outside Director. If an election is not effective by virtue of the foregoing proviso, the immediately preceding election of the Participant shall be given effect.

Section 4.02.  Payment Upon Death
         Notwithstanding any election under Section 4.01, if a Participant dies prior to distribution of his Account, the balance credited to the Participant's Account as of the date of death shall be paid, as soon as reasonably possible thereafter, to the Participant's Beneficiary or Beneficiaries.

Section 4.03. Methods of Payment
         All distributions under the Plan shall be in the form of a single lump sum, or in up to ten annual installments, as elected by the Participant. Such an election shall be made on the application filed pursuant to Section 2.02. A Participant may change any election made pursuant to this Section 4.03 from time to time; provided that, an election will only be effective if it is made prior to the January 1 that is at least one (1) year before the date on which the Participant ceases to be an Outside Director. If an election is not effective by virtue of the foregoing proviso, the immediately preceding election of the Participant shall be given effect. A Participant may elect to have his Account distributed either in cash, or in Stock based upon the value of the Stock Price on the date as of which such distribution occurs. Such election shall be made no less than thirty (30) days prior to the date on which the distribution is to occur and may be made separately with respect to each installment distribution in the case of an Account distributed in installments. No election by the Participant to receive the balance of his Cash Account in Stock may be made if the Participant is then acting as a disinterested administrator of a plan of the Company under 17 CFR ss.240.16b-3.

                                   ARTICLE V.
                               THE ADMINISTRATOR

Section 5.01. Appointment
         An Administrator shall be appointed by the Officer Committee to administer the Plan as provided herein.

Section 5.02. Rights and Duties
         The Administrator, on behalf of the Participants and their Beneficiaries, shall enforce the Plan, in accordance with its terms, shall be charged with the general administration of the Plan and shall have all powers necessary to accomplish those purposes, including, but not by way of limitation, the following:

         (a) to compute and certify the amount and kind of benefits payable to Participants and their Beneficiaries;

         (b) to maintain or to designate any person or entity to maintain all the necessary records for the administration of the Plan;

         (c) to make and publish such rules for the regulation of the Plan as are not inconsistent with the terms hereof; and

         (d) to provide for disclosure of such information and filing or provision of such reports and statements to Participants or Beneficiaries under this Plan as the Administrator deems appropriate.

All actions and decisions of the Administrator shall be conclusive on all persons interested in the Plan except to the extent otherwise specifically indicated herein. The Administrator may appoint a Plan administrator and agents, and delegate thereto such powers and duties in connection with the administration of the Plan as the Administrator may from time to time prescribe.

Section 5.03. Annual Reports
         The Administrator shall, within sixty (60) days after the end of each Plan Year, furnish each Participant with a written annual report indicating the number of shares of Stock and the amount of cash credited to his Account as of the end of the preceding Plan Year.

Section 5.04. Information
         To enable the Administrator to perform his functions, the Company shall supply full and timely information to the Administrator on all matters relating to the Compensation of all Participants, their status as Outside Directors, their deferral elections and such other pertinent facts as the Administrator may require.

Section 5.05. Compensation, Indemnity and Liability
         The Administrator shall serve without bond, except as otherwise required by law, and without compensation for his services hereunder. All expenses of the Administrator shall be paid by the Company and the Company shall furnish the Administrator with such clerical and other assistance as is necessary in the performance of his duties.
         The Administrator shall not be liable for any act or omission on his part, excepting only his own willful misconduct or gross negligence. The Company shall indemnify and save harmless the Administrator against any and all expenses and liabilities arising out of his administration of the Plan, excepting only expenses and liabilities arising out of his own willful misconduct or gross negligence.

                                   ARTICLE VI.

                          AMENDMENT AND DISCONTINUANCE


Section 6.01. Amendments
         The Officer Committee shall have the right to amend the Plan from time to time, and to amend or cancel any amendments, provided, however, that no amendment shall reduce any amount already credited to a Participant's Account as of the effective date of such amendment.

Section 6.02. Discontinuance of Plan
         It is the  expectation  of the Company  that the Plan will be continued
indefinitely, but continuance of the Plan is not assumed as a contractual obligation of the Company, and the right is reserved by the Company at any time to reduce, suspend or discontinue the Plan, provided, however, the Company shall in no event have the power to reduce the amount already credited to a Participant's Account as of the effective date of any such reduction, suspension or discontinuance nor to discontinue the crediting of earnings on such amounts subsequent to said date. In the event of a reduction, suspension or discontinuance of the Plan, the payment of benefits accrued hereunder shall continue to be made in accordance with the provisions of the Plan.

                                  ARTICLE VII.

                                  MISCELLANEOUS

Section 7.01. No Interest in Assets
         No Participant or any other person shall have any interest in any shares of Stock credited to his Account or in any specific asset of the Company by reason of any amount credited to him hereunder, nor any right to receive any distribution under the Plan except as and to the extent expressly provided in the Plan. There shall be no funding of any benefits which may become payable hereunder. No trust shall be created by the execution of adoption of this Plan or be required to be created in connection herewith. Any benefits which become payable hereunder shall be paid from the general assets of the Company. Nothing in the Plan shall be deemed to give any Outside Director any right to participate in the Plan, except in accordance with the provisions of the Plan.

Section 7.02. Restriction Against Assignment
         The Company shall pay all amounts payable hereunder only to the person or persons designated by the Plan as Participant or Beneficiary, as appropriate, and not to any other person or corporation. No part of a Participant's Account shall be liable for the debts, contracts or engagements of any Participant, his Beneficiaries or successors in interest, nor shall it be subject to execution by levy, attachment or garnishment or by any other legal or equitable proceeding, nor shall any such person have any right to alienate, anticipate, commute, pledge, encumber or assign any benefits or payments hereunder in any manner whatsoever.

Section 7.03. Receipt or Release
         Any payment to any Participant or his Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be made in full satisfaction of all claims against the Administrator and the Company, and the Administrator may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt, release and indemnification to such effect.

Section 7.04. Payment on Behalf of Minors or Incompetents
         In the event any amount becomes payable under the Plan to a minor or a person who, in the sole judgment of the Administrator, is considered by reason of physical or mental condition to be unable to make valid receipt therefor, the Administrator may direct that such payment be made to any person found by the Administrator, in his sole judgment, to have assumed the care of such minor or other person. Any payment made pursuant to such determination shall constitute a full release and discharge of the Administrator and the Company.

Section 7.05.  Forfeiture
         Any payment or distribution to a Participant under the Plan which is not claimed by the Participant, Beneficiary or other person entitled thereto within three (3) years after becoming payable shall be forfeited and canceled and shall remain with the Company and no other person shall have any right thereto or interest therein. The Company shall not have any duty to give notice that amounts are payable under the Plan to any person other than the Participant and the designated Beneficiary or Beneficiaries.

 Section 7.06. Withholding

         The Company may deduct from the amount of all distributions under the Plan any taxes required to be withheld by the Federal or any State or local government.

Section 7.07. Delaware Law Governs

         This Plan shall be construed, regulated and administered in accordance with the laws of the State of Delaware.


Section 7.08. Headings Not Part of Agreement

         Headings and subheadings in this Plan are inserted for convenience of reference only and are not to be considered in the construction of the provision hereto.


Section 7.09. Successors and Assigns

         This Plan shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.